UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2004

KinderCare Learning Centers, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-42137 (Commission File Number)	63-0941966 (IRS Employer Identification No.)

650 NE Holladay Street, Suite 1400 Portland, OR 97232 (Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (503) 872-1300

Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneous satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 20, 2004, KinderCare entered into letter agreements (the “Letter Agreements”) with each of Dan R. Jackson, Executive Vice President, Chief Financial Officer, Bruce A. Walters, Senior Vice President, Chief Development Officer, S. Wray Hutchinson, Senior Vice President of Operations, Edward L. Brewington, Senior Vice President of Human Resources and Education, and Eva M. Kripalani, Senior Vice President, General Counsel and Secretary (each a “Senior Executive”) pursuant to which the Senior Executive agrees, for a period of up to six months following the closing of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 5, 2004, by and among KU Education LLC (“KUE”), KUE Merger Sub Inc., a wholly-owned subsidiary of KUE, KinderCare, KLC Associates, L.P., KKR Partners II, L.P., TCW Special Credits Fund V – The Principal Fund and David J. Johnson (as previously filed on a Current Report on Form 8-K by KinderCare with the Commission on November 9, 2004) to assist KinderCare and KUE in effecting the post-merger transition. In consideration for the Senior Executive’s assistance, KinderCare agrees to maintain the Senior Executive’s compensation (including salary, bonus target and all fringe benefits, excluding stock options) at levels no less favorable than those currently in effect and will pay the Termination Payment (as defined in the Severance Agreements KinderCare entered into with each of the Senior Executives on November 12, 2004 (as previously filed on a Current Report on Form 8-K by KinderCare with the Commission on November 17, 2004)) on the date of the closing of the transactions contemplated by the Merger Agreement.

The Letter Agreements are attached as exhibits hereto and are incorporated herein by reference. This summary is qualified in its entirety by reference to the exhibits attached hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1	Letter Agreement, dated as of December 20, 2004, by and between KinderCare and Dan R. Jackson.

10.2	Letter Agreement, dated as of December 20, 2004, by and between KinderCare and Bruce A. Walters.

10.3	Letter Agreement, dated as of December 20, 2004, by and between KinderCare and S. Wray Hutchinson.

10.4	Letter Agreement, dated as of December 20, 2004, by and between KinderCare and Edward L. Brewington.

10.5	Letter Agreement, dated as of December 20, 2004, by and between KinderCare and Eva M. Kripalani.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2004
KinderCare Learning Centers, Inc.
/s/ DAN R. JACKSON Name: Dan R. Jackson Title: Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Number	Description
10.1	Letter Agreement, dated as of December 20, 2004, by and between KinderCare and Dan R. Jackson.

10.2	Letter Agreement, dated as of December 20, 2004, by and between KinderCare and Bruce A. Walters.

10.3	Letter Agreement, dated as of December 20, 2004, by and between KinderCare and S. Wray Hutchinson.

10.4	Letter Agreement, dated as of December 20, 2004, by and between KinderCare and Edward L. Brewington.

10.5	Letter Agreement, dated as of December 20, 2004, by and between KinderCare and Eva M. Kripalani.